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                                                                Exhibit 10.22(b)
                               AMENDMENT NO. ONE
                                     TO THE
                     ATMOS ENERGY CORPORATION MINI-MED PLAN


     WHEREAS, Atmos Energy Corporation (the "Company") adopted the Atmos Energy Corporation Mini-Med Plan (as restated effective July 1, 1995) (the "Plan"), and thereafter amended the Plan; and

     WHEREAS, in accordance with Section 6.1 of the Plan, the Company desires to amend the Plan further as hereinafter set forth;

     NOW, THEREFORE, the Plan shall be and the same hereby is amended, effective as of August 12, 1998, as follows:

     1.  Section 2.1(c) is amended by adding the following at the end of said
Section:

     Notwithstanding the foregoing provisions of this paragraph (c), effective from and after January 1, 1999, all Employees, and all former Employees who were not designated as participants in the Plan on August 12, 1998 (and their dependents), shall be removed from the list of designated participants, and no new Employees or former Employees may be designated by the President/Chief Executive Officer as participants in the Plan; any former Employees designated as participants on August 12, 1998 (and their dependents) shall remain as participants in the Plan until such time as their participation would otherwise end.

     2.  Section 2.1(k) is amended by adding the following at the end of said
Section:

     Effective for the Plan Year commencing April 1, 1998, the nine (9)-month period ending December 31, 1998, and thereafter the calendar year.

     IN WITNESS WHEREOF, the Company has caused this Amendment No. One to the Atmos Energy Corporation Mini-Med Plan to be executed in its name and on its behalf as of the 12th day of August, 1998.


                                        ATMOS ENERGY CORPORATION


                                        By: /s/ Robert W. Best
                                            ------------------------------
                                            Robert W. Best
                                            Chairman of the Board, President
                                            and Chief Executive Officer